Royalty, stream and other interests	12 Months Ended
Dec. 31, 2021
Royalty, Stream And Other Interests [Abstract]
Royalty, stream and other interests [Text Block]

14. Royalty, stream and other interests

				Year ended
			December 31, 2021
	Royalty	Stream	Offtake
	interests	interests	interests	Total
	$	$	$	$
Balance - January 1	656,661	440,941	18,526	1,116,128
Additions	77,702	13,234	-	90,936
Conversion of an offtake into a stream	-	4,682	(4,682)	-
Depletion	(28,958)	(19,403)	-	(48,361)
Impairment	(2,288)	-	-	(2,288)
Translation adjustments	(4)	(1,422)	(188)	(1,614)

Balance - December 31	703,113	438,032	13,656	1,154,801

Producing
Cost	626,345	518,934	-	1,145,279
Accumulated depletion and impairment	(395,874)	(210,884)	-	(606,758)
Net book value - December 31	230,471	308,050	-	538,521

Development
Cost	226,438	181,209	31,120	438,767
Accumulated depletion and impairment	(572)	(51,227)	(26,424)	(78,223)
Net book value - December 31	225,866	129,982	4,696	360,544

Exploration and evaluation
Cost	247,680	-	8,960	256,640
Accumulated depletion	(904)	-	-	(904)
Net book value - December 31	246,776	-	8,960	255,736

Total net book value - December 31	703,113	438,032	13,656	1,154,801

Main acquisitions - 2021

In April 2021, the Company acquired six royalties and one precious metals offtake, from two private sellers, for total cash consideration of US$26.0 million ($32.6 million). Four of the royalties are on claims overlying the Spring Valley project, located in United States of America, and increased the Company's current NSR royalty on Spring Valley from 0.5% to between 2.5% - 3.0% (sliding scale royalty percentages as long as gold prices are above US$700 per ounce). Immediately to the north of Spring Valley lies the Moonlight exploration property, where Osisko also acquired a 1.0% NSR royalty. Osisko also acquired a 0.5% NSR royalty and a 30% gold and silver offtake right covering the Almaden project in western Idaho.

In July 2021, the Company entered into a royalty transfer agreement with Sailfish Royalty Corp. ("Sailfish") pursuant to which Osisko purchased a 2.75% NSR royalty on the Tocantinzinho gold project ("Tocantinzinho"), located in Brazil, and operated by G Mining Ventures Corp. for cash consideration of US$10 million ($12.6 million). The operator of Tocantinzinho has a one-time buy-down option in relation to the royalty. At the time of project construction the operator may make a payment of US$5.5 million to reduce the royalty percentage by 2% resulting in a royalty of 0.75%. Pursuant to a pre-existing agreement entered into by Sailfish, the buy-down payment is payable to the original royalty owners. In November 2021, the operator has early exercised the first 1% of the buy-down, therefore reducing the effective NSR royalty to 1.75%.

In August 2021, the Company made an advance payment of $10.0 million under its silver stream agreement with Falco Resources Ltd., an associate. The payment corresponds to half of the $20.0 million second installment payment, which was payable at the receipt of all necessary material third-party approvals, licenses, rights of way and surface rights on the Horne 5 property, located in Canada.

In October 2021, Osisko acquired from Barrick TZ Limited, a subsidiary of Barrick Gold Corporation ("Barrick"), royalties for total cash consideration of US$11.8 million, including a 2% NSR royalty on the AfriOre and Gold Rim licenses comprising the West Kenya project operated by Shanta Gold Limited, a 1% NSR royalty on the Frontier project operated by Metalor SA, a private company, and a 1% NSR royalty on the Central Houndé project operated by Thor Explorations Ltd.

Conversion of the Parral offtake to a gold and silver stream

In April 2021, GoGold Resources Inc. ("GoGold") and Osisko Bermuda Limited ("Osisko Bermuda"), a subsidiary of Osisko, entered into an agreement to convert the current gold and silver offtake into a gold and silver stream. Under the stream, Osisko Bermuda started receiving, effective April 29, 2021, 2.4% of the gold and silver produced from tailings piles currently owned or acquired by GoGold, with a transfer price of 30% of the gold and silver spot prices. Osisko has currently no other offtake agreement in production.

				Year ended
			December 31, 2020
	Royalty	Stream	Offtake
	interests	interests	interests	Total
	$	$	$	$
Balance - January 1	627,567	483,164	19,781	1,130,512
Additions	54,276	11,917	-	66,193
Disposal	(357)	-	-	(357)
Depletion	(23,159)	(21,532)	(914)	(45,605)
Impairment	-	(26,300)	-	(26,300)
Translation adjustments	(1,666)	(6,308)	(341)	(8,315)

Balance - December 31	656,661	440,941	18,526	1,116,128

Producing
Cost	621,503	512,019	18,422	1,151,944
Accumulated depletion and impairment	(367,232)	(188,281)	(13,609)	(569,122)
Net book value - December 31	254,271	323,738	4,813	582,822

Development
Cost	185,170	168,648	31,252	385,070
Accumulated depletion and impairment	(501)	(51,445)	(26,537)	(78,483)
Net book value - December 31	184,669	117,203	4,715	306,587

Exploration and evaluation
Cost	218,395	-	8,998	227,393
Accumulated depletion	(674)	-	-	(674)
Net book value - December 31	217,721	-	8,998	226,719

Total net book value - December 31	656,661	440,941	18,526	1,116,128

Main acquisitions - 2020

In April 2020, the Company announced an amendment to its silver stream with respect to the Gibraltar copper mine, located in British Columbia, Canada, which is operated by a wholly-owned subsidiary of Taseko Mines Limited ("Taseko"). Osisko and Taseko have amended the silver stream by reducing the price paid by Osisko for each ounce of refined silver from US$2.75 to nil in exchange for cash consideration of $8.5 million to Taseko.

In August 2020, the Company announced a definitive agreement with Caisse de dépôt et placement du Québec to acquire the outstanding 15% ownership in a portfolio of Canadian precious metals royalties for cash consideration of $12.5 million. The 15% interest represents the remaining portion of the portfolio of royalties purchased from Teck Resources Ltd. in October 2015, including the NSR royalties on the Island Gold and Lamaque mines.

In October 2020, Osisko announced a strategic partnership whereby Regulus Resources Inc. ("Regulus") has agreed to grant certain rights to Osisko in exchange for an upfront cash payment (the "Upfront Payment") of US$12.5 million ($16.4 million). These rights include the right to acquire royalties to be acquired by Regulus and a right of first refusal on all future royalty or stream transactions in relation to claims of the AntaKori project where Regulus has 100% ownership or any additional claims Regulus might acquire with 100% ownership within a certain area. As a significant initial transaction under the partnership, Regulus has acquired a royalty on the Mina Volare claim of the AntaKori project which represents a 1.5% or 3% NSR depending on location, from a private vendor. As per its right under the partnership, Osisko has elected to acquire 50% of the royalty for 75% of Regulus' purchase price with Osisko's acquisition cost for the royalty included in the Upfront Payment. Regulus has cancelled the remaining 50% of the royalty. As such, the royalty on the Mina Volare claim is now reduced to 0.75% or 1.5% depending on location, in favour of Osisko.

In January 2020 and December 2020, Osisko acquired a 2% NSR royalty on the Pine Point zinc project held by Osisko Metals, an associate of the Company, for cash consideration of $13.0 million. Osisko was also granted a right of first offer on any future sales by Osisko Metals of any additional royalties, streams or similar interests on the Pine Point project.

Impairment - 2020

Renard mine diamond stream (Stornoway Diamonds (Canada) Inc.

In March 2020, the selling price of diamonds decreased significantly as a result of the impact of the COVID-19 pandemic on the diamond market. On March 24, 2020, activities at the Renard diamond mine were suspended and on April 15, 2020, despite the announcement by the Government of Québec to include mining activities as an essential service, the operator of the Renard diamond mine announced the extension of the care and maintenance period of its operations due to depressed diamond market conditions. These were considered as indicators of impairment among other facts and circumstances and, accordingly, management performed an impairment assessment as at March 31, 2020. The Company recorded an impairment charge of $26.3 million ($19.3 million, net of income taxes) on the Renard diamond stream during the three months ended March 31, 2020.

On March 31, 2020, the Renard diamond stream was written down to its estimated recoverable amount of $40.0 million, which was determined by the value-in-use using discounted cash-flows approaches and estimated probabilities of different restart scenarios. The main valuation inputs used were the cash flows expected to be generated by the sale of diamonds from the Renard diamond stream over the estimated life of the Renard diamond mine, based on expected long-term diamond price per carat, a pre-tax real discount rate of 10.0% and weighted probabilities of different restart scenarios.

A sensitivity analysis was performed by management for the long-term diamond price, the pre-tax real discount rate and the weighting of the different scenarios. If the long-term diamond price per carat applied to the cash flow projections had been 10% lower than management's estimates, the Company would have recognized an additional impairment charge of $4.1 million ($3.0 million, net of income taxes). If the post-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, the Company would have recognized an additional impairment charge of $1.9 million ($1.4 million, net of income taxes). If the probabilities of the different restart scenarios had been 10% more negative than management's estimates, the Company would have recognized an additional impairment charge of $5.5 million ($4.0 million, net of taxes).